Exhibit 99.1

       CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Frederick A. Cary and Donald W. Raymond, Jr. hereby certify that:

1. They are the Chief Executive Officer and chief financial officer, respectively, of Path 1 Network Technologies Inc.

2. The Form 10-Q report of Path 1 Network Technologies Inc. that this certification accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-Q report of Path 1 Network Technologies Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Path 1 Network Technologies Inc.

Dated:  August 14, 2002
                                            /s/ Frederick A. Cary
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                                            Frederick A. Cary

                                            /s/ Donald W. Raymond, Jr.
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                                            Donald W. Raymond, Jr.